UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   August 25, 2009

The Finish Line, Inc.
(Exact Name of Registrant as Specified in Charter)

Indiana	0-20184	35-1537210
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3308 North Mitthoeffer Road, Indianapolis, Indiana	46235
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (317) 899-1022

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On August 25, 2009, The Finish Line, Inc. (the “Company”) announced that it has established a division that will focus exclusively on the Company’s e-commerce channel. The e-commerce division will be headed by Donald E. Courtney, who has been named President, E-commerce, effective immediately. In his new capacity Mr. Courtney will report to the Company’s Chief Executive Officer. Prior to his appointment as President of the E-Commerce division Mr. Courtney served as the Company’s Chief Information Officer/Executive Vice President of Information Systems and Distribution.

The Company issued a press release on August 25, 2009, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit Number	Description of Exhibit

	99.1	Press Release issued August 25, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Finish Line, Inc.

Date: August 26, 2009	By:	/s/ Edward H. Wilhelm
Edward H. Wilhelm
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release issued August 25, 2009